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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 1, 1998



                            STRATOSPHERE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



          1-12030                                         88-0292318
   (COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NO.)



2000 LAS VEGAS BOULEVARD SOUTH, LAS VEGAS, NEVADA                     89104
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 382-4446


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.   OTHER EVENTS

On March 27, 1998, a Settlement Agreement and Release (incorporated with this document as Exhibit 99.1) was entered into by and between Stratosphere Corporation and Stratosphere Gaming Corporation (hereinafter collectively called "The Company") and Bob Stupak Enterprises, Inc., Las Vegas Vacation Club, Inc., and Bob Stupak individually (hereinafter collectively called "Stupak") and those holders of vacation packages sold by Stupak who are members of a bankruptcy certified class representation by Richard Duncan (hereinafter referred to as the "Settlement Class"). This Settlement Agreement is intended, in part, to resolve and settle all disputes between the Company, Stupak and the Settlement Class (hereinafter referred to as "The Parties") in the following actions:

1. That bankruptcy class claim proceeding known as "Richard Duncan, Individually and on behalf of all other similarly situated Claimants vs. Stratosphere Corporation and Stratosphere Gaming Corporation," United States Bankruptcy Court, District of Nevada, Adversarial No. 982008 ("BANKRUPTCY ACTION").

2. That interpleader action commenced in the BANKRUPTCY PROCEEDINGS entitled "The Bank of New York, Plaintiff vs. Stratosphere Corporation, a Delaware Corporation; Bob Stupak dba Vegas World Casino and Hotel; and Does 1-5, inclusive, Defendants," and the cross claim Stratosphere Corporation v. Bob Stupak dba Vegas World Casino & Hotel," Adversary No. 972286 ("INTERPLEADER ACTION") regarding monies and Stratosphere Common Stock in an escrow account.

3. That certain Motion to Authorize; (1) Payment of Proof of Claim; (2) Expenditure Outside The Ordinary Course of Business; and (3) To Deposit Monies in Court Registry filed in the BANKRUPTCY PROCEEDINGS on February 10, 1998. ("COMPEL MOTION") granted by the BANKRUPTCY COURT on March 19, 1998 ("COMPEL MOTION ORDER").

4. That certain complaint to compel turnover of property entitled "Stratosphere Corporation a Delaware Corporation, Plaintiff vs. Robert Stupak, an individual, Defendant" filed in the BANKRUPTCY PROCEEDINGS as Adversary No. 982041 on February 6, 1998. ("TURNOVER ACTION").

In order for this Settlement Agreement to be effective, certain conditions must be met including, but not limited to, the Bankruptcy Court entering Rule 7023 and 9019 orders which become final and non-appealable, with the last of such dates being the "Effective Date," Stupak depositing within five days of execution of the Settlement Agreement into an escrow established at Nevada Title Company; (1) A stipulated order ("INTERPLEADER ORDER") directing all money, funds and stock in the escrow account of approximately $1,000,000 less that amount specified to go to the settlement class attorney's to be released to the Company and providing for a dismissal of the Interpleader Action; (2) a quit claim deed and all necessary deeds of reconveyance transferring to the Company title to a parcel of real property commonly known as "The Stupak Center" in fee simple, free and clear of any and all deeds of trust, liens and/or mortgages, and (3) A mutual release between the Company, certain of its present and former officers, directors and professionals, and Stupak.

Stupak and the Company have agreed that upon the Effective Date the following will take place:

1. The four individuals proofs of claims filed by STUPAK in the BANKRUPTCY PROCEEDINGS for claims in the amount of One Hundred and Twelve Million Dollars ($112,000,000), Three Hundred Thousand Dollars ($300,000), Three Hundred and Fifty Thousand Dollars ($350,000), and Fifteen Million Dollars ($15,000,000) totaling $127,650,000 (One Hundred


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     Twenty Seven Million, Six Hundred Fifty Thousand Dollars), will be deemed withdrawn with prejudice and of no further force and effect.

2. The Company and/or its successors-in-interest, affiliates, or assigns, jointly and severally, will be obligated to provide the ROOM NIGHTS, ELEVATIONS, and DRINK portions of the settlement for those class members listed in Exhibit A of the Settlement Agreement;

3. The Escrow Agent shall: (i) record and deliver to THE COMPANY the grant deed transferring the STUPAK CENTER to STRATOSPHERE, (ii) deliver to THE COMPANY the INTERPLEADER Order; and (iii) deliver to THE COMPANY certain individuals affiliated with THE COMPANY and BOB STUPAK the RELEASE; and

4. The TURNOVER ACTION will be dismissed WITH prejudice and the COMPEL MOTION ORDER deemed of no further FORCE and effect and all monies and other assets deposited in the BANKRUPTCY COURT registry pursuant to the Compel Motion and from the deposit by the Bank of New York in the Interpleader Action of approximately $1,000,000 will be released to THE COMPANY with the exception of the $700,000 to be paid directly to the Shirinian & Roitman Class Action Trust Account on behalf of the Settlement Class.

Should the Bankruptcy Court not issue Rule 7023 and 9019 Orders or should such Orders not become final and non-appealable, or should an appeal be taken from either or both of such Orders and the appeal be affirmed, all of the above terms and conditions will be void immediately. The Company will file an appropriate motion to approve the Settlement Agreement. It is anticipated that the Court will rule on the Company's motion by May 4, 1998. The Settlement Class stated it will file a motion to approve the Settlement Agreement pursuant to Rule 7023 and, anticipates its approval on or about May 4, 1998.

The Company can not assert that this agreement will become effective or that all of the parties comply with the terms and conditions of the Settlement Agreement. In addition to the terms set forth in the Agreement, Grand Casino's Inc., Bob Stupak and the Settlement Class each have certain obligations and commitments. The failure of Stupak, Grand Casino's Inc. or the Settlement Class to fulfill their obligations will have no effect on the parties so long as the Settlement Agreement becomes effective.

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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this Form 8-K (as well as information included in oral statements or other written statements made or to be made by the Company) contains statements that are forward-looking, such as statements relating to the settlement of certain litigation, the Company's plan for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, those relating to the Company's litigation, including shareholders and bankruptcy-related litigation, development and construction activities, dependence on existing management, leverage and debt service (including sensitivity to fluctuations in the interest rates), domestic or global economic conditions, activities of competitors and the presence of new or additional competition, fluctuations and changes in customer preferences and attitudes, changes in federal or state tax laws of the administration of such laws and changes in gaming laws or regulations (including the legalization of gaming in certain jurisdictions). For more information, review the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K and certain registration statements of the Company.
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ITEM 7.   FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.

99.1     SETTLEMENT AGREEMENT AND RELEASE.


                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                   STRATOSPHERE CORPORATION


DATE: APRIL 1, 1998                BY:  /S/  THOMAS A. LETTERO
                                        ----------------------------------------
                                   NAME      THOMAS A. LETTERO
                                   TITLE:    VICE PRESIDENT ADMINISTRATION/CHIEF
                                             FINANCIAL OFFICER